Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                     03/20/97
Investor Certificateholder Floating Allocation Percentage             97.37%
Investor Certificateholder Fixed Allocation Percentage                97.37%
Aggregate Amount of  Collections                               28,557,300.32
     Aggregate Amount of  Interest Collections                  8,937,613.71
     Aggregate Amount of  Principal Collections                19,619,686.61
Class A Interest Collections       8,702,116.53
Class A Principal Collections     17,862,085.19
Seller Interest Collections          235,497.18
Seller Principal Collections       1,757,601.42
Weighted Average Loan Rate                13.54%
Net Loan Rate                             12.54%
Weighted Average Maximum Loan Rate        18.46%
Class A-1 Certificate Rate               5.5750%
Maximum Investor Certificate Rate       12.5400%
Class A-1 Certificate Interest Distributed                     3,339,232.82
Class A-1 Investor Certificate Interest Shortfall before Draw          0.00
Unpaid Class A-1 Certificate Interest Shortfall Received               0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining              0.00
Unpaid Class A-1 Carryover Interest Amount                             0.00
Maximum Principal Dist. Amount (MPDA)                         19,102,727.49
Alternative Principal Dist. Amount (APDA)                     17,862,085.19
Rapid Amortization Period? (Y=1, N=0)                                  0.00
Scheduled Principal  Distribution Amount (SPDA)               17,862,085.19
Principal  allocable to Class A-1                             17,862,085.19
SPDA deposited to Funding Account                                      0.00
Subsequent Funding Mortgage Loans Purchased in Period                  0.00
Cumulative Subsequent Funding Mortgage Loans Purchased       100,781,997.58
Accelerated Principal Distribution Amount  0.00
APDA allocable to Class A-1                0.00
Reimbursement to Credit Enhancer           0.00
Spread Trigger hit?              No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                         525,169.76
Cumulative Investor Liquidation Loss Amount                     525,169.76
Total Principal allocable to A-1                             18,387,254.95
Beginning Class A-1 Certificate Principal Balance           770,098,535.58
Ending Class A-1 Certificate Principal Balance              751,711,280.63
Pool Factor (PF)                      0.9175289
Retransfer Deposit Amount (non 2.07 transfers)                      0.00
Servicing Fees Distributed                                    645,249.97
Beg. Accrued and Unpaid Inv. Servicing Fees                         0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                       0.00
End. Accrued and Unpaid Inv. Servicing Fees                         0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07     0
Mortgage Loans Retransferred pursuant to 2.07 ($)                   0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)        0.00
Aggregate Investor Liquidation Loss Amount                    525,169.76
Investor Loss Reduction Amount                                      0.00
Beginning Pool Balance           795,254,226.60
Ending Pool Balance              776,850,054.77
Beginning Invested Amount        774,299,962.58
Ending Invested Amount           755,912,707.63

Servicer Certificate (Page 2 of  3)

Distribution Date:                     03/20/97
Beginning Seller Principal Balance20,954,264.02
Ending Seller Principal Balance   20,937,347.14
Additional Balances                1,757,601.42
Beginning Funding Account Balance          0.00
Ending Funding Account Balance             0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
   release to Certs.          0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
   release to Certs.)              0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.
   $0.00
Excess Funding Amount                                           $0.00
Beginning Spread Account Balance   2,100,714.00
Ending Spread Account Balance      2,100,714.00
Beginning Seller Interest                  2.63%
Ending Seller's Interest                   2.70%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                        1,204
   60 - 89 days (Del Stat 2)      41,881,702.99
     No. of Accounts                        217
     Trust Balance                 7,902,644.36
   90+ (Del Stat 3+)
     No. of Accounts                        415
     Trust Balance                15,012,302.86
   270+ (Del Stat 9+)
     No. of Accounts                         69
     Trust Balance                 2,528,256.46
   REO
     No. of Accounts                          9
     Trust Balance                   475,044.93
Rapid Amortization Event ?       No
   Failure to make payment within 5 Business Days of Required Date?      No
   Failure to perform covenant relating to Trust's Security Interest?    No
   Failure to perform other covenants as described in the Agreement?     No
   Breach of Representation or Warranty?                                 No
   Bankruptcy, Insolvency or Receivership relating to Seller?            No
   Subject to Investment Company Act of 1940 Regulation?                 No
   Servicing Termination?                                                No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
Balance and Pre-Funded Amount                                            No
Event of Default ?               No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
     Interest?           No
   Failure by Servicer to perform other covenants as described in the
     Agreement?              No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?      No
   Trigger Event ?               No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer     0.00
Amount Distributed to Seller       1,993,098.60
Master Servicer Credit Facility Amount     0.00
Guaranteed Principal Distribution Amount   0.00
Credit Enhancement Draw Amount             0.00
Spread Account Draw Amount                 0.00
Capitalized Interest Account Draw          0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                      0.00
Amount paid to Trustee                     0.00

Servicer Certificate (Page 3 of  3)

Distribution Date:                                                   03/20/97
Cumulative Draw under Policy                                             0.00
Net Yield                                                               6.50%
Total  Available Funds
     Aggregate Amount of Collections                            28,557,300.32
     Deposit for principal not used to purchase subsequent loans         0.00
     Interest Earnings on the Pre-Funding Account                        0.00
     Deposit from Capitalized Interest Account                           0.00
     Total                                                      28,557,300.32
Application of Available Funds
     Servicing Fee                                                 645,249.97
     Principal and Interest to Class A-1                        21,726,487.77
     Seller's portion of Principal and Interest                  1,993,098.60
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                             4,192,463.98
     Total                                                      28,557,300.32


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

























Statement to Certificateholders (Page 1 of 1)

Distribution Date:                     03/20/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.3651%
Class A Certificateholder Fixed Allocation Percentage                 97.3651%
Beginning Class A-1 Certificate Balance                         770,098,535.58
Class A-1 Certificate Rate                                           5.575000%
Class A-1 Certificate Interest Distributed                            4.075824
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?       No
Class A-1 Certificate Principal Distributed                          22.443243
   Maximum Principal Distribution Amount                             23.316539
   Scheduled Principal  Distribution Amount (SPDA)                   21.802227
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.641015
Total Amount Distributed to Certificateholders                       25.878051
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            751,711,280.63
Class A-1 Factor                      0.9175289
Pool Factor (PF)                      0.9175289
Unreimbursed Liquidation Loss Amount         $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                645,249.97
Beginning Invested Amount        774,299,962.58
Ending Invested Amount           755,912,707.63
Beginning Pool Balance           795,254,226.60
Ending Pool Balance              776,850,054.77
Spread Account Draw Amount                 0.00
Credit Enhancement Draw Amount             0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                      1,204
     Trust Balance                41,881,702.99
   60 - 89 days (Del Stat 2)
     No. of Accounts                        217
     Trust Balance                 7,902,644.36
   90+ (Del Stat 3+)
     No. of Accounts                        415
     Trust Balance                15,012,302.86
   REO
     No. of Accounts                          9
     Trust Balance                   475,044.93
Aggregate Liquidation Loss Amount for Liquidated Loans              259,269.05
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy          0.00
Subsequent Mortgage Loans
     No. of Accounts                       0.00
     Trust Balance                         0.00
     Cumulative No. of Accounts        3,249.00
     Cumulative Trust Balance    100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                 0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                    0.00